Exhibit 31.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
Pursuant to

Securities Exchange Act Rules 13a-14(a) and 15d-14(a),

As Adopted Pursuant to

Section 302 of the Sarbanes-Oxley Act of 2002

I, Narayan Prabhu, hereby certify that:

1.     I have reviewed this Annual Report on Form 10-K/A (Amendment No. 1 to Annual Report on Form 10-K for the fiscal year ended December 31, 2020) of Reviva Pharmaceuticals Holdings, Inc.;

2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: March 24, 2021

/s/ Narayan Prabhu
Narayan Prabhu
Chief Financial Officer
(Principal Financial and Accounting Officer)